U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                         FORM 8-K


                                      CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

            Date of Report (date of earliest event reported): July 18, 2005

                              5G WIRELESS COMMUNICATIONS, INC.
                     (Exact Name of Registrant as Specified in Its Charter)

          Nevada                             0-30448            20-0420885
(State or Other Jurisdiction       (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                     Identification No.)

    4136 Del Rey Avenue, Marina Del Rey, California             90292
       (Address of Principal Executive Offices)                (Zip Code)

      Registrant's telephone number, including area code:  (310) 448-8022



             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

     On June 14, 2005, the Registrant filed a preliminary Schedule 14A proxy statement in connection with the upcoming annual meeting of shareholders of the company. In this document, the meeting date of July 21, 2005 was stated. However, as a result of responding to certain comments from the Securities and Exchange Commission ("SEC") in connection with this document, the meeting date will be changed. As soon as the preliminary proxy statement is finalized and filed with the SEC, the final meeting date will be disclosed.

                                      SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: July 19, 2005                   By: /s/ Jerry Dix
                                       Jerry Dix, Chief Executive Officer